UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 6, 2012

DUKE REALTY CORPORATION

(Exact name of registrant specified in its charter)

Indiana	1-9044	35-1740409
(State of Formation)	(Commission File Number)	(IRS Employer Identification No.)

600 East 96th Street

Suite 100

Indianapolis, IN 46240

(Address of principal executive offices, zip code)

Registrant’s telephone number, including area code: (317) 808-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry Into a Material Definitive Agreement.

On June 6, 2012, Duke Realty Corporation, an Indiana corporation (the “Company”), and Duke Realty Limited Partnership, an Indiana limited partnership (the “Operating Partnership”) of which the Company is the sole General Partner, entered into a Terms Agreement (including the related Underwriting Agreement, dated as of June 6, 2012, attached as Annex A thereto and made a part thereof, the “Terms Agreement”) with Barclays Capital Inc., RBC Capital Markets, LLC and Wells Fargo Securities, LLC, on behalf of the underwriters named therein (the “Underwriters”), pursuant to which the Underwriters agreed to purchase from the Operating Partnership $300 million aggregate principal amount of the Operating Partnership’s 4.375% Senior Notes Due 2022 (the “Notes”). The issuance and sale of the Notes was completed on June 11, 2012. The Operating Partnership intends to use the net proceeds from the issuance and sale of the Notes to repay outstanding indebtedness with near-term maturities, including all or a portion of the Operating Partnership’s outstanding borrowings under its existing revolving credit facility, and for other general corporate purposes.

The Notes were issued under the Indenture, dated as of July 28, 2006 (the “Indenture”), as supplemented by the Eighth Supplemental Indenture, dated as of June 11, 2012 (the “Supplemental Indenture”), by and between the Operating Partnership and The Bank of New York Mellon Trust Company, N.A. (as successor to J.P. Morgan Trust Company, National Association), as trustee (the “Trustee”).

The Notes were registered with the Securities and Exchange Commission (the “Commission”) pursuant to the Operating Partnership’s automatic shelf registration statement on Form S-3 (File No. 333-181030-01) (as the same may be amended or supplemented, the “Registration Statement”), under the Securities Act of 1933, as amended (the “Securities Act”). The material terms of the Notes are described in the Operating Partnership’s prospectus supplement, as filed with the Commission on June 7, 2012 pursuant to Rule 424(b)(5) of the Securities Act, which relates to the offer and sale of the Notes and supplements the Operating Partnership’s prospectus, as filed with the Commission on April 30, 2012, contained in the Registration Statement.

Pursuant to General Instruction F to the Commission’s Form 8-K, a copy of the Terms Agreement and a copy of the Supplemental Indenture are filed as Exhibit 1.1 and Exhibit 4.1, respectively, to this Current Report on Form 8-K (this “Report”). The Indenture previously was filed with the Commission on July 31, 2006 as Exhibit 4.1 to the Operating Partnership’s prior registration statement on Form S-3 (File No. 333-136173-01). The information in the Terms Agreement and the Supplemental Indenture is incorporated into this Item 1.01 by this reference.

The above descriptions of the terms of the Terms Agreement and the Supplemental Indenture are qualified in their entirety by reference to the previously filed Indenture and the copies of the Supplemental Indenture and Terms Agreement incorporated by reference into this Report.

Item 9.01.	Financial Statements and Other Exhibits

The following exhibits are filed with this Report pursuant to Item 601 of the Commission’s Regulation S-K in lieu of filing the otherwise required exhibits to the Registration Statement. This Report is incorporated by reference into the Registration Statement, and, as such, the Company is incorporating by reference the exhibits to this Report to cause them to be incorporated by reference into the Registration Statement as exhibits thereto. By filing this Report and the exhibits hereto, however, neither the Company nor the Operating Partnership believe that any of the information set forth herein or in the exhibits hereto represent, individually or in the aggregate, a “fundamental change” (as such term is used in Item 512(a)(1)(iii) of the Commission’s Regulation S-K) in the information set forth in, and incorporated by reference into, the Registration Statement.

Exhibit Number	Description

1.1	Terms Agreement, dated as of June 6, 2012 (including the related Underwriting Agreement, dated as of June 6, 2012, attached as Annex A thereto and made a part thereof), by and among the Company, the Operating Partnership and the Underwriters.

4.1	Eighth Supplemental Indenture, dated as of June 11, 2012, by and between the Operating Partnership and the Trustee, including the form of global note evidencing the 4.375% Senior Notes Due 2022.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

DUKE REALTY CORPORATION

By:	/s/ Howard L. Feinsand
Howard L. Feinsand
Executive Vice President, General Counsel and Corporate Secretary

Date: June 11, 2012